SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2004

                                       FH

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



4000 Horizon Way, Irving, TX, , N/A                         75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (214) 441-4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       FH
                   First Horizon Mortgage Pass-Through Trust
              Mortgage Pass-Through Certificates, Series 2003-AR3

On January 25, 2004, The Bank of New York, as Trustee for FH, First Horizon Mortgage Pass-Through Trust Mortgage Pass-Through Certificates, Series 2003-AR3, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of August 1, 2003, among FH as Depositor, , Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of FH, First Horizon Mortgage Pass-Through Trust Mortgage Pass-Through Certificates, Series 2003-AR3 relating to the distribution date of January 25, 2004 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of August 1, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 25, 2004


                                       FH


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated January 25, 2004


                             Payment Date: 01/25/04


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        18,703,542.15    4.194725%       501,606.96     65,380.18      566,987.14       0.00       0.00
                        2A1       273,474,353.62    4.493188%     2,302,081.91  1,023,976.43    3,326,058.34       0.00       0.00
Residual                2AR                 0.00    4.493188%             0.00          0.00            0.00       0.00       0.00
                        3A1        61,442,641.39    4.637937%       607,583.49    237,472.56      845,056.05       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          5,491,804.13    4.502238%         4,869.76     20,604.51       25,474.27       0.00       0.00
                        B2          1,894,378.45    4.502238%         1,679.81      7,107.45        8,787.26       0.00       0.00
                        B3          1,325,367.35    4.502238%         1,175.25      4,972.60        6,147.85       0.00       0.00
                        B4            568,014.58    4.502238%           503.68      2,131.11        2,634.79       0.00       0.00
                        B5            568,014.58    4.502238%           503.68      2,131.11        2,634.79       0.00       0.00
                        B6            568,881.64    4.502238%           504.44      2,134.37        2,638.81       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        364,036,997.88     -            3,420,508.97  1,365,910.32    4,786,419.30     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        18,201,935.19              0.00
                                2A1       271,172,271.70              0.00
Residual                        2AR                 0.00              0.00
                                3A1        60,835,057.90              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          5,486,934.37              0.00
                                B2          1,892,698.64              0.00
                                B3          1,324,192.11              0.00
                                B4            567,510.90              0.00
                                B5            567,510.90              0.00
                                B6            568,377.20              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        360,616,488.91     -
--------------------------------------------------------------------------------

                             Payment Date: 01/25/04


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    18,703,542.15     4.194725% 32051DD25    25.772335      3.359204    935.207069
                           2A1   273,474,353.62     4.493188% 32051DD33     8.023204      3.568757    945.088216
Residual                   2AR             0.00     4.493188% 32051DD41     0.000000      0.000000      0.000000
                           3A1    61,442,641.39     4.637937% 32051DD58     9.608798      3.755576    962.092894
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      5,491,804.13     4.502238% 32051DD66     0.883644      3.738796    995.633164
                           B2      1,894,378.45     4.502238% 32051DD74     0.883644      3.738796    995.633164
                           B3      1,325,367.35     4.502238% 32051DD82     0.883644      3.738796    995.633164
                           B4        568,014.58     4.502238% 32051DD90     0.883644      3.738796    995.633164
                           B5        568,014.58     4.502238% 32051DE24     0.883644      3.738796    995.633164
                           B6        568,881.64     4.502238% 32051DE32     0.883633      3.738796    995.633174
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     364,036,997.88       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance        18,748,518.26   279,255,377.05    62,612,593.60
Loan count                     37              499              120
Avg loan rate           4.448725%        4.745188%        4.947937%
Prepay amount          476,621.13     2,089,372.73       531,166.12

                          Total
                          -----
Prin balance       360,616,488.91
Loan count                    656
Avg loan rate                4.76
Prepay amount        3,097,159.98

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees         3,978.51        56,180.34        16,016.34
Sub servicer fees            0.00             0.00             0.00
Trustee fees                96.25         1,407.82           316.11


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

                          Total
                          -----
Master serv fees        76,175.19
Sub servicer fees            0.00
Trustee fees             1,820.18


Agg advances                  N/A
Adv this period              0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                        0.00             0.00             0.00
Special Hazard               0.00             0.00             0.00

                          Total
                          -----
Bankruptcy                   0.00
Fraud                        0.00
Special Hazard               0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           97.141091%           100.000000%            353,620,537.15
   -----------------------------------------------------------------------------
   Junior            2.858909%             0.000000%             10,407,224.12
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           1                   863,079.84
60 to 89 days                           0                         0.00
90 or more                              1                   589,223.00
Foreclosure                             0                         0.00

Totals:                                 2                 1,452,302.84
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            4,786,419.30          4,786,419.30
Principal remittance amount            3,420,508.97          3,420,508.97
Interest remittance amount             1,365,910.32          1,365,910.32